Supplement to the
Fidelity® Environment and Alternative Energy Fund and Fidelity® Natural Resources Fund
April 29, 2026
STATEMENT OF ADDITIONAL INFORMATION

Effective on or about October 1, 2026, Fidelity® Environment and Alternative Energy Fund will be renamed Fidelity® Climate Fund. All references to the former name are replaced with the new name as appropriate.

EAE-NRF-SSTK-0726-102-1.9904364.102	July 17, 2026